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                                                                    Exhibit I(2)


                CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

     We hereby consent to the reference to our firm included in the prospectus of Prudential Diversified Bond Fund, Inc. filed as part of Registration Statement No. 33-55441 and to the use of our opinion of counsel, incorporated by reference to Exhibit 1 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed via EDGAR on October 19, 1994 (File No. 33-55441).


                                            Swidler Berlin Shereff Friedman, LLP



New York, New York
February 23, 1999